SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

Eagle Bancorp, Inc.

 (Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Third Floor, Bethesda, Maryland  20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On August 5, 2014, Eagle Bancorp, Inc. (the “Company”) filed the executed forms of (i) the Subordinated Indenture, dated August 5, 2014, between the Company and Wilmington Trust, National Association, as Trustee (the “Trustee”), and (ii) the First Supplemental Indenture, dated August 5, 2014, between the Company and the Trustee, relating to the $70,000,000 aggregate principal amount of the Company’s 5.75% Subordinated Notes due September 1, 2024.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not applicable.

(c)  Shell Company Transactions.  Not applicable.

(d)  Exhibits.

41                  Subordinated Indenture, dated as of August 5, 2014, between Eagle Bancorp, Inc. and Wilmington Trust, National Association, as Trustee.

4.2               First Supplemental Indenture, dated as of August 5, 2014, between Eagle Bancorp, Inc. and Wilmington Trust, National Association, as Trustee.

4.3.            Form of Global Note to represent the 5.75% Subordinated Notes due September 1, 2024 of the Company (included in Exhibit 4.2).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Ronald D. Paul
Ronald D. Paul, President, Chief Executive Officer

Dated: August 5, 2014